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                                                                    EXHIBIT 99.2



                          REGISTRATION RIGHTS AGREEMENT


                  REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of August 21, 1998, by and among CardioDynamics International Corporation, a California corporation, with headquarters located at 6175 Nancy Ridge Drive, Suite 300, San Diego, CA 92121 (the "COMPANY"), and the undersigned buyers (each, a "BUYER" and collectively, the "BUYERS").

                  WHEREAS:

                  A. In connection with the Securities Purchase Agreement by and among the parties of even date herewith (the "SECURITIES PURCHASE AGREEMENT"), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Buyers shares of the Company's Series A Convertible Preferred Stock (the "SERIES A PREFERRED SHARES"), which will be convertible into shares of the Company's common stock, no par value per share (the "COMMON STOCK") (as converted, the "CONVERSION SHARES") in accordance with the terms of the Company's Certificate of Determination of Preferences of the Series A Convertible Preferred Stock (the "CERTIFICATE OF DETERMINATION"); and

                  B. In consideration for the Buyers agreeing to purchase the Series A Preferred Shares, the Company shall issue and deliver to the Buyers common stock purchase warrants (the "WARRANTS") to acquire additional shares of Common Stock pursuant to the terms of the Securities Purchase Agreement (the shares of Common Stock issued or issuable upon exercise of the Warrants are hereinafter referred to as the "WARRANT Shares");

                  C. To induce the Buyers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 ACT"), and applicable state securities laws:

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyers hereby agree as follows:

         1.       DEFINITIONS.

                  As used in this Agreement, the following terms shall have the following meanings:

                  (a) "INVESTOR" means a Buyer and any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement all in accordance with
Section 9.


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                  (b) "PERSON" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

                  (c) "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

                  (d) "REGISTRABLE SECURITIES" means (i) the Conversion Shares issued or issuable upon conversion of the Series A Preferred Shares, (ii) the Warrant Shares issued or issuable upon exercise of the Warrants and (iii) any shares of capital stock issued or issuable with respect to the Conversion Shares, the Series A Preferred Shares, the Warrant Shares or the Warrants as a result of any stock split, stock dividend, recapitalization, exchange or similar event.

                  (e) "REGISTRATION STATEMENT" means a registration statement of the Company filed under the 1933 Act.

         Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

         2.       REGISTRATION.

                  (a) Mandatory Registration. The Company shall prepare, and, on or prior to thirty (30) days after the date of issuance of the Series A Preferred Shares, file with the SEC a Registration Statement or Registration Statements (as is necessary) on Form S-3 (or, if such form is unavailable for such a registration, on such other form as is available for such a registration, subject to the consent of each Buyer and the provisions of Section 2(c)) covering the resale of all of the Registrable Securities, which Registration Statement(s) shall state that, in accordance with Rules 416 and 457 promulgated under the 1933 Act, such Registration Statement(s) also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Series A Preferred Shares (i) to prevent dilution resulting from stock splits, stock dividends or similar transactions and (ii) if permitted by such rules, by reason of changes in the Conversion Price or Conversion Rate (as such terms are defined in the Certificate of Determination) of the Series A Preferred Shares in accordance with the terms thereof. Such Registration Statement shall initially register for resale at least that number of shares of Common Stock equal to the number of Registrable Securities as of the date immediately preceding the date the Registration Statement is initially filed with the SEC, subject to adjustment as provided in Section 3(b). Such registered shares of Common Stock shall be allocated among the Investors pro rata based on the total number of Registrable Securities issued or issuable as of each date that a Registration Statement, as amended, relating to the resale of the Registrable Securities is declared effective by the SEC. The Company shall use its reasonable best efforts to have the


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Registration Statement declared effective by the SEC within ninety (90) days after the issuance of the Series A Preferred Shares.

                  (b) Counsel and Investment Bankers. Subject to Section 5 hereof, in connection with any offering pursuant to Section 2, the Buyers shall have the right to select legal counsel and an investment banker or bankers and manager or managers to administer their interest in the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company. The Company shall reasonably cooperate with any such counsel and investment bankers.

                  (c) Eligibility for Form S-3. The Company represents, warrants and covenants that it will meet the requirements for the use of Form S-3 for registration of the sale by the Buyers and any other Investor of the Registrable Securities on and after the thirtieth (30th) day following the date of issuance of the Series A Preferred Shares and the Company has filed and shall file all reports required to be filed by the Company with the SEC in a timely manner so as to obtain and maintain such eligibility for the use of Form S-3. In the event that Form S-3 is not available for sale by the Investors of the Registrable Securities, then the Company; (x) (i) with the consent of each Investor pursuant to Section 2(a), shall register the sale of the Registrable Securities on another appropriate form and (ii) the Company shall undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC or (y) at the request of the Investors, shall redeem the outstanding Series A Preferred Shares at a price equal to the Redemption Price (as defined in the Certificate of Determination) all in accordance with the redemption provisions set forth in
Section 3 of the Certificate of Determination.

         3.       RELATED OBLIGATIONS.

                  At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), the Company will use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

                  (a) The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities (on or prior to the thirtieth (30th) day after the date of issuance of the Series A Preferred Shares) for the registration of Registrable Securities pursuant to Section 2(a) and use its reasonable best efforts to cause such Registration Statement(s) relating to Registrable Securities to become effective as soon as possible after such filing (but no later than ninety (90) days after the issuance of the Series A Preferred Shares), and keep the Registration Statement(s) effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or
(ii) the date on which (A) the Investors shall have sold all the Registrable Securities and (B) none of the Series A Preferred Shares is outstanding (the "Registration Period"), which Registration


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Statement(s) (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. In the event that such Registration Statement is not declared effective by the SEC within 90 days after the issuance of the Series A Preferred Shares, until the Registration Statement is declared effective by the SEC, the Conversion Percentage (as defined in the Certificate of Determination) will be permanently reduced by 0.02 on the first day of each 30 day period thereafter. In the event that such Registration Statement is not declared effective by the SEC within 180 days after the issuance of the Series A Preferred Shares, the Buyers shall have the right to demand redemption of any or all of the Series A Preferred Shares at a price equal to the Redemption Price (as defined in the Certificate of Determination) of such shares being redeemed all in accordance with the redemption provisions set forth in Section 3 of the Certificate of Determination.

                  (b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement(s) and the prospectus(es) used in connection with the Registration Statement(s), which prospectus(es) are to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep the Registration Statement(s) effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement(s) until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement(s). Provided that it is determined that Rules 416 and 457 are not available to register an indeterminate number of shares as set forth in Section 2(a)(ii) hereof or for any other applicable reasons, then in the event the number of shares available under a Registration Statement filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities, in each case, as soon as practicable, but in any event within fifteen (15) days after the necessity therefor arises (based on the market price of the Common Stock and other relevant factors on which the Company reasonably elects to rely). The Company shall use its reasonable best efforts to cause any such necessary amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, if applicable, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if at any time the number of Registrable Securities issued or issuable upon conversion and redemption of the Series A Preferred Shares and exercise of the Warrants is greater than the quotient determined by dividing (i) the number of shares of Common Stock available for resale under such Registration Statement by (ii) 2.0. For purposes of the calculation set forth in the foregoing sentence, any restrictions on the convertibility of the Series A Preferred Shares shall be disregarded and such calculation shall assume that the Series A Preferred Shares are then convertible into shares of Common Stock at the then prevailing Conversion Rate (as defined in the Company's Certificate of Determination).


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                  (c) The Company shall furnish to each Investor whose
Registrable Securities are included in the Registration Statement(s) and its legal counsel without charge (i) promptly after the same is prepared and filed with the SEC at least one copy of the Registration Statement and any amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, the prospectus(es) included in such Registration Statement(s) (including each preliminary prospectus) and, with regards to the Registration Statement, to the extent requested any correspondence by or on behalf of the Company to the SEC or the staff of the SEC and any correspondence from the SEC or the staff of the SEC to the Company or its representatives, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including any preliminary prospectus, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor.

                  (d) The Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement(s) under such other securities or "blue sky" laws of such jurisdictions in the United States as any Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

                  (e) As promptly as practicable after becoming aware of such event, the Company shall notify each Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Investor (or such other number of copies as such Investor may reasonably request); provided, however, the Company shall not be obligated to file any post-effective amendment to a Registration Statement for an aggregate of thirty (30) trading days (whether or not consecutive) in any period of 365 consecutive days in order to avoid the disclosure of a corporate development that the Company is not otherwise obligated to disclose.


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The Company shall also promptly notify each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

                  (f) The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold (and, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

                  (g) The Company shall permit each Investor and a single firm of counsel, initially Schulte Roth & Zabel LLP or such other counsel as thereafter designated as selling stockholders' counsel by the Investors who hold a majority of the Registrable Securities being sold, to review and comment upon the Registration Statement(s) and all amendments and supplements thereto at least ten (10) days prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement(s) or any amendment or supplement thereto without the prior approval of such counsel, which consent shall not be unreasonably withheld.

                  (h) The Company shall make available for inspection by any Investor and one firm of attorneys and one firm of accountants or other agents retained by the Investors (collectively, the "INSPECTORS") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility in the event that an Investor may be deemed an underwriter, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless
(a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or


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governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

                  (i) The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless
(i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                  (j) The Company shall use its best efforts either to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or
(ii) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market System or the Nasdaq SmallCap Market for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(j).

                  (k) The Company shall cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts the Investors may reasonably request and registered in such names as the Investors may request. Not later than the date on which any Registration Statement registering the resale of Registrable Securities is declared effective, the Company shall deliver to its transfer agent instructions, accompanied by any reasonably required opinion of counsel, that permit sales of unlegended securities in a timely fashion that complies with then mandated securities settlement procedures for regular way market transactions.

                  (l) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.


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                  (m) The Company shall provide a CUSIP number, a transfer agent and registrar of all such Registrable Securities not later than the effective date of such Registration Statement.

                  (n) If requested by an Investor, the Company shall immediately incorporate in a prospectus supplement or post-effective amendment such information as the Investors agree should be included therein relating to the sale and distribution of Registrable Securities, make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and supplement or make amendments to any Registration Statement if requested by an Investor.

                  (o) The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

                  (p) The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

         4.       OBLIGATIONS OF THE INVESTORS.

                  (a) At least seven (7) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor or its counsel of the information the Company requires from each such Investor. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information as may be requested in writing by the Company regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

                  (b) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement(s) hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

                  (c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or the first sentence of 3(e) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

                  (d) No Investor shall sell any Registrable Securities other than in compliance with the applicable requirements of the 1933 Act.

         5.       EXPENSES OF REGISTRATION.

                  All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company and (not to exceed $5,000 per registration) fees and disbursements of one counsel for the Investors, shall be paid by the Company.

         6.       INDEMNIFICATION.

                  In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                  (a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor who holds such Registrable Securities, the directors, officers, partners, employees, agents and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 ACT"), and any underwriter (as defined in the 1933 Act) for the Investors, and the directors and officers of, and each Person, if any, who controls, any such underwriter within the meaning of the 1933 Act or the 1934 Act (each, an "INDEMNIFIED PERSON"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "CLAIMS"), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("INDEMNIFIED DAMAGES"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or
(iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"). Subject to the restrictions set forth in Section 6(d), the Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c); (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it; (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company; and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

                  (b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "INDEMNIFIED PARTY"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement or arise out of or are based upon delivery or nondelivery of a prospectus in violation of the 1933 Act; and, subject to Section 6(d), such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                  (c) The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing expressly for inclusion in the Registration Statement.

                  (d) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel selected by the indemnifying party and reasonably satisfactory to the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Company shall pay reasonable fees for no more than one separate legal counsel for the Investors, and such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

                  (e) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

                  (f) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

         7.       CONTRIBUTION.

                  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in
Section 6; (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         8.       REPORTS UNDER THE 1934 ACT.

                  With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("RULE 144"), the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

                  (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

         9.       ASSIGNMENT OF REGISTRATION RIGHTS.

                  The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assignable by the Investors to any Person (a "Transferee") to whom transfer of the Registrable Securities is permitted of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the Transferee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such Transferee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the Transferee is restricted under the 1933 Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the Transferee agrees in writing with the Company to be bound by all of the provisions contained herein; (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement; (vi) such Transferee shall be an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act; and (vii) in the event the assignment occurs subsequent to the date of effectiveness of the Registration Statement required to be filed pursuant to Section 2(a), the Transferee agrees to pay all reasonable expenses of amending or supplementing such Registration Statement to reflect such assignment.

         10.      AMENDMENT OF REGISTRATION RIGHTS.

                  Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

         11.      MISCELLANEOUS.

                  (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                  (b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested; (iii) three (3) business days after being sent by U.S. certified mail, return receipt requested; or (iv) one (1) business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  if to the Company:

                           CardioDynamics International Corporation
                           6175 Nancy Ridge Drive
                           Suite 300
                           San Diego, CA 92121
                           Telephone:     (619) 535-0202
                           Facsimile:     (619) 623-8414
                           Attention:     Chief Financial Officer

                  with a copy to:

                           Brobeck Phleger & Harrison LLP
                           550 West C Street
                           Suite 1300
                           San Diego, CA 92101-3532
                           Telephone:     (619) 234-1966
                           Facsimile:     (619) 234-3848
                           Attention:     Hayden J. Trubitt, Esq.

                  if to a Buyer, to its address and facsimile number on the Schedule of Buyers attached hereto, with copies to such Buyer's counsel as set forth on the Schedule of Buyers.

         Each party shall provide five (5) days prior notice to the other party of any change in address, phone number or facsimile number.

                  (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  (d) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                  (e) This Agreement, the Certificate of Determination, the Warrants and the Securities Purchase Agreement (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. The aforementioned documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

                  (f) Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

                  (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (h) This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement; provided that an original is promptly delivered thereafter to the other party.

                  (i) Any legal action, suit or proceeding brought against the Company with respect to this Agreement may be brought in any federal court of the Southern District of New York or any state court located in New York County, State of New York, and by execution and delivery of this Agreement, the Company hereby irrevocably and unconditionally waives any claim (by way of motion, as a defense or otherwise) of improper venue, that it is not subject personally to the jurisdiction of such court, that such courts are an inconvenient forum or that this Agreement or the subject matter may not be enforced in or by such court. The Company hereby irrevocably and unconditionally consents to the service of process of any of the aforementioned courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, at its address set forth or provided for in Section 14, such service to become effective 10 business days after such mailing. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or commence legal proceedings or otherwise proceed against any other party in any other jurisdiction to enforce judgments obtained in any action, suit or proceeding brought pursuant to this Section. The Company irrevocably submits to the executive jurisdiction of the aforementioned courts in such action, suit or proceeding. THE COMPANY HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING, WHETHER AT LAW OR EQUITY, BROUGHT BY IT OR THE HOLDER IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  (j) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                               SCHEDULE OF BUYERS


                                                                 Number of       Maximum Aggregate
                                                                 Shares of      Number of Shares of
                                                                 Series A        Series B Preferred
                                    Investor Address and         Preferred       Stock and Series C     Investor's Advisors and
      Investor Name                 Facsimile Number             Stock and        Preferred Stock       Legal Counsel Address
      ---------------------------  -------------------------     Warrants           Purchasable        --------------------------
                                                               ------------     --------------------
      AGR Halifax Fund, Ltd.        c/o AG Ramius Partners,    1,500 Shares         1,500 Shares        Eleazer Klein, Esq.
      (Cayman Islands)              LLC                                                                 Schulte Roth & Zabel LLP
                                    757 Third Avenue, 27th        61,500                                900 Third Avenue
                                    Floor                        Warrants                               New York, NY  10022
                                    New York, NY  10017                                                 Phone: (212) 756-2376
                                    Attn.: Jeffrey Solomon                                              Fax:  (212) 593-5955
                                    Phone: (212) 845-7917
                                    Fax:  (212) 845-7999
                                    c/o Angelo Gordon &
      Leonardo, L.P.                Co., L.P.                   850 Shares           850 Shares         Eleazer Klein, Esq.
      (Cayman Islands)              245 Park Avenue,                                                    Schulte Roth & Zabel LLP
                                    26th Floor                    34,850                                900 Third Avenue
                                    New York, NY  10167          Warrants                               New York, NY  10022
                                    Attn:  Gary Wolf                                                    Phone: (212) 756-2376
                                    Phone: (212) 692-2058                                               Fax:  (212) 593-5955
                                    Fax:  (212) 867-6395

                                    c/o Angelo Gordon &
      GAM Arbitrage Investments,    Co., L.P.                   100 Shares           100 Shares         Eleazer Klein, Esq.
      Inc.                          245 Park Avenue,                                                    Schulte Roth & Zabel LLP
      (Cayman Islands)              26th Floor                     4,100                                900 Third Avenue
                                    New York, NY  10167          Warrants                               New York, NY  10022
                                    Attn:  Gary Wolf                                                    Phone: (212) 756-2376
                                    Phone: (212) 692-2058                                               Fax:  (212) 593-5955
                                    Fax:  (212) 867-6395

                                    c/o Angelo Gordon &
      AG Super Fund                 Co., L.P.                   100 Shares           100 Shares         Eleazer Klein, Esq.
      International Partners,       245 Park Avenue,                                                    Schulte Roth & Zabel LLP
      L.P.                          26th Floor                     4,100                                900 Third Avenue
      (British Virgin Islands)      New York, NY  10167          Warrants                               New York, NY  10022
                                    Attn:  Gary Wolf                                                    Phone: (212) 756-2376
                                    Phone: (212) 692-2058                                               Fax:  (212) 593-5955
                                    Fax:  (212) 867-6395

                                    c/o Angelo Gordon &
      Raphael, L.P.                 Co., L.P.                   150 Shares           150 Shares         Eleazer Klein, Esq.
      (Cayman Islands)              245 Park Avenue,                                                    Schulte Roth & Zabel LLP
                                    26th Floor                     6,150                                900 Third Avenue
                                    New York, NY  10167          Warrants                               New York, NY  10022
                                    Attn:  Gary Wolf                                                    Phone: (212) 756-2376
                                    Phone: (212) 692-2058                                               Fax:  (212) 593-5955
                                    Fax:  (212) 867-6395

                                    c/o Angelo Gordon &
      Ramius Fund, Ltd.             Co., L.P.                   300 Shares           300 Shares         Eleazer Klein, Esq.
      (Cayman Islands)              245 Park Avenue,                                                    Schulte Roth & Zabel LLP
                                    26th Floor                    12,300                                900 Third Avenue
                                    New York, NY  10167          Warrants                               New York, NY  10022
                                    Attn:  Gary Wolf                                                    Phone: (212) 756-2376
                                    Phone: (212) 692-2058                                               Fax:  (212) 593-5955
                                    Fax:  (212) 867-6395

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.


COMPANY:                                BUYERS:


CARDIODYNAMICS INTERNATIONAL            AGR HALIFAX FUND, LTD.
     CORPORATION                             By: AG Ramius Partners, LLC
                                                  Investment Advisor


By:  /s/ Michael K. Perry               By:  /s/ Jeffrey M. Solomon
     -------------------------------         -----------------------------------
     Name:  Michael K. Perry                 Name: Jeffrey M. Solomon
     Its: Chief Executive                    Title:  Managing Officer
          Officer


                                        LEONARDO, L.P.
                                             By: Angelo, Gordon & Co., L.P.
                                                  General Partner


                                        By:  /s/ John M. Angelo
                                             -----------------------------------
                                             Name:  John M. Angelo
                                             Title: Chief Executive Officer


                                        GAM ARBITRAGE INVESTMENTS, INC.
                                             By: Angelo, Gordon & Co., L.P.
                                                  Investment Advisor


                                        By:  /s/ John M. Angelo
                                             -----------------------------------
                                             Name:  John M. Angelo
                                             Title:  Chief Executive Officer


                                    AG SUPER FUND INTERNATIONAL PARTNERS, L.P.
                                             By: Angelo, Gordon & Co., L.P.
                                                  General Partner


                                        By:  /s/ John M. Angelo
                                             -----------------------------------
                                             Name:  John M. Angelo
                                             Title:  Chief Executive Officer


                                        RAPHAEL, L.P.


                                        By:  /s/ John M. Angelo
                                             -----------------------------------
                                             Name:  John M. Angelo
                                             Title:  Chief Executive Officer

                                        RAMIUS FUND, LTD.
                                             By: AG Partners, L.L.C.
                                                  Investment Advisor


                                        By:  /s/ John M. Angelo
                                             -----------------------------------
                                             Name:  John M. Angelo
                                             Title:  Managing Officer